UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2026

American Drive Acquisition Company

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43016	98-1873976
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Connecticut Ave NW, Suite 500

Washington, D.C. 20036 (Address of Principal Executive Offices) (Zip Code)

(248) 890-7200 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ADACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	ADAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ADACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

On February 6, 2026, the Board of Directors (the “Board”) of American Drive Acquisition Company (the “Company”),  increased the size of the Board from five members to six members and appointed Mr. Nitin Kumar to fill the resulting vacancy. Mr. Kumar was designated a Class I member of the Board and will serve until the expiration of his term on the date of the Company’s first annual meeting of the shareholders and until his successor is elected and qualified, subject to his earlier death, resignation, retirement, disqualification or removal.

Nitin Kumar, 50, is a seasoned financial markets executive with over two decades of experience in volatility risk management, cross-asset derivatives trading, and portfolio management. Mr. Kumar is the co-founder of AlphaVols, where he currently works. Founded in 2023, AlphaVols delivers real-time risk management dashboards and quantitative attribution models that help investors analyze and manage risk, as well as a cloud-based risk management platform offering options analytics for family offices and smaller funds. Prior to AlphaVols, Mr. Kumar served as a portfolio manager at Laurion Capital Management from July 2012 to July 2022, where he oversaw cross-asset macro volatility portfolios. While there, Mr. Kumar generated over $200 million in profits by trading a range of options across foreign exchange, interest rates, equity indices, and commodities. From October 2009 to December 2011, Mr. Kumar was a portfolio manager at Hutchin Hill Capital Management, where he co-managed options strategies based on global economic trends and oversaw research and junior trader staff. Earlier in his career, Mr. Kumar served as a portfolio manager at Citadel Investment Group, as well as Vice President at JPMorgan Securities, serving in both its London and New York offices. Mr. Kumar earned a B.A. with High Honors in Economics, Physics, and Computer Science from Wesleyan University in 1998.

There are no arrangements or understandings between Mr. Kumar and any other person pursuant to which Mr. Kumar was appointed as a director of the Company. The Board has determined that Mr. Kumar is independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market. Mr. Kumar is a member of the Company’s sponsor, Petit Monts LLC (the “sponsor”), but does not have voting or dispositive control over securities held by the sponsor.

Since the beginning of Company’s last fiscal year, the Company has not engaged in any transaction, or any currently proposed transaction, in which Mr. Kumar had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Mr. Kumar has not entered into an employment agreement with the Company. Mr. Kumar received 25,000 Class B ordinary shares in the capital of the Company, par value US$0.0001 each, from the sponsor in February 2026 in connection with his service as a director of the Company. In connection with this appointment, Mr. Kumar entered into joinders to (i) that certain letter agreement (the “Letter Agreement”), dated December 17, 2025, by and among the Company, its officers, directors, and the sponsor, and (ii) that certain registration rights agreement (the “Registration Righst Agreement”), dated December 17, 2025, by and among the Company and certain security holders. The Letter Agreement and the Registration Rights Agreement are included as Exhibit 10.5 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed by the Company with the SEC on December 22, 2025. Additionally, in connection with his appointment, Mr. Kumar entered into an indemnity agreement with the Company on the same terms as entered into by the directors and officers of the Company at the time of the Company’s initial public offering. The form of the Company’s standard indemnification agreement is included as Exhibit 10.7, to the Company’s Current Report on Form 8-K filed by the Company with the SEC on December 22, 2025.

Item 8.01. Other Events.

On February 6, 2026, the Company announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and redeemable warrants (the “warrants”) included in the Units commencing on February 9, 2026. Each Unit consists of one Class A ordinary share and one-third of one warrant to purchase one Class A ordinary share. Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “ADACU”. Any underlying Class A ordinary shares and warrants that are separated will trade on Nasdaq under the symbols “ADAC” and “ADACW”, respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Class A ordinary shares and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 6, 2026
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DRIVE ACQUISITION COMPANY

By:	/s/ Anthony Eisenberg
	Name:	Anthony Eisenberg
	Title:	Chief Executive Officer

Dated: February 6, 2026